                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C, 20549


                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):                   June 5, 1995
- --------------------------------------------------------------------------------



                           FINOVA CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)




         DELAWARE                       1-7543                        94-1278569
- --------------------------------------------------------------------------------
(State or Other Jurisdiction          (Commission               (I.R.S. Employer
     of Incorporation)                File Number)           Identification No.)



1850 NORTH CENTRAL AVENUE, PHOENIX, ARIZONA                              85002
- --------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code:                 602/207-6900
                                                   -----------------------------

Item 7.  Financial Statements and Exhibits.

         (c)     Exhibits:

                      Exhibits                                    Title
                      --------                                    ------
                         1.1                Underwriting and Pricing Agreement, each dated June 5, 1995, between the Registrant and Morgan Stanley & Co. Incorporated.

                         4.1                Officers' Certificate, dated June 9, 1995, without
                                            exhibits, pursuant to Section 2.02 of the Indenture, dated as of September 1, 1992, between the Registrant and The Chase
                                            Manhattan Bank, N.A., establishing the terms of the Registrant's
                                            6.45% Notes due June 1, 2000 (the "Notes").

                         4.2                Specimen certificate evidencing the Notes.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                           FINOVA Capital CORPORATION

                                  (Registrant)



Dated:  June 9, 1995         By: /s/ Vera Ciancola
                             ----------------------------------------------
                                 Vera Ciancola - Assistant Secretary






                                       2